Exhibit 99.1

KPMG LLP

1676 International Drive

McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Shellpoint Partners LLC (the “Company”)

Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Initial Purchaser) (together, the “Specified Parties”)

Re: Shellpoint Co-Originator Trust 2016-1, Mortgage Pass-Through Certificates, Series 2016-1– Loan File Procedures

We have performed the procedures enumerated below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of mortgage loans (as defined below) which we were informed are intended to be included as collateral in the offering of Shellpoint Co-Originator Trust 2016-1, Mortgage Pass-Through Certificates, Series 2016-1 (“SCOT 2016-1”). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be agreement unless otherwise stated herein. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “NewPenn Data File” means an electronic data file containing information with respect to 22 mortgage loans (the “NewPenn Loans”) provided by the Company on October 31, 2016.

•	The term “BAML Data File” means an electronic data file containing information with respect to 477 mortgage loans (the “BAML Loans”, together with the NewPenn Loans, the “Loans) provided by the Company, on behalf of the Initial Purchaser, on October 27, 2016.

•	The term “Selected Loans” means the Company’s determined sample size of 126 loans which we were instructed by the Company to randomly select from the NewPenn Data File and BAML Data File (together, the “Data File”). The Selected Loans were selected using the “rand” function in Microsoft Excel®. The Company informed us, the sample size was determined by selecting 25% of the NewPenn Loans (6 Selected Loans) and 25% of the BAML Loans (120 Selected Loans), respectively. We provided a listing of the Selected Loans to the Company.

•	The term “Attributes” refers to the Company’s selected data fields listed in the table below.

•	The term “Source Document” refers to copies of the documents in the loan file or other electronic records (e.g., scanned images), provided to us by the Company, or Initial Purchaser on behalf of the Company, listed in the table below. We make no representation regarding the execution of the Promissory Note by the borrower or the validity of the borrower(s) signature(s).

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

Shellpoint Co-Originator Trust 2016-1 November 2, 2016 Page 2

The Company is responsible for the Data File.

For each of the Selected Loans we compared the Attributes as shown on the Data File to the corresponding information in the Source Document. Where more than one document was indicated for an Attribute, we used the highest priority document found in the loan file (in the order listed in the table below).

Attribute	Source Document(s)
Seller Loan Number	Promissory Note, Servicing System Report
Index Type	Promissory Note
Original Term to Maturity	Uniform Residential Loan Application (URLA)
Original Amortization Term	Amortization Schedule, Uniform Residential Loan Application (URLA)
Lifetime Maximum Rate (Ceiling)	Promissory Note
Lifetime Minimum Rate (Floor)	Promissory Note
Gross Margin	Promissory Note
Initial Interest Rate Cap (Change Up)	Promissory Note
Initial Periodic Payment Cap	Promissory Note
Subsequent Interest Rate Reset Period	Promissory Note
Original Interest Only Term	Promissory Note
Original Loan Amount	Promissory Note
Original Interest Rate	Promissory Note
Current Payment Amount Due	Promissory Note
First Payment Date of Loan	Promissory Note
Maturity Date (Month/Year) (1)	Promissory Note
State	Promissory Note
City	Promissory Note
Postal Code	Promissory Note
Prepayment Penalty Term	Promissory Note
Occupancy	Occupancy Statement, Uniform Residential Loan Application (URLA)
Property Type	Appraisal Report
Original Appraised Property Value	Appraisal Report
Sale Price	Appraisal Report, Purchase Agreement

Shellpoint Co-Originator Trust 2016-1 November 2, 2016 Page 3

Attribute	Source Document(s)
Loan Purpose	Uniform Residential Loan Application (URLA), Uniform Underwriting and Transmittal Summary
Junior Mortgage Balance	Credit Report, Uniform Residential Loan Application (URLA)
Original LTV	Recomputation (2)
Original CLTV	Recomputation (2)

(1)	Maturity Date was determined using the First Payment Date of Loan plus the Original Term to Maturity, upon which the Maturity Date was compared to the Maturity Date in the respective Source Document.
(2)	This attribute was recomputed based on the corresponding information contained in the Data File within 0.5%. The numerator used to calculate the Original LTV and Original CLTV was the Original Loan Amount, and the denominator used was the Sales Price if purchased and the Original Appraised Property Value if not a purchase.

We found such information to be in agreement except for the Attributes shown below.

Sample #	Attribute	Data File Value	Source Document Value
35	Loan Purpose	Other-than-first-time Home Purchase	Rate/Term Refinance – Borrower Initiated
45	First Payment Date of Loan	8/1/2016	9/1/2016
45	Maturity Date (Month/Year)	7/1/2046	8/1/2046
46	Property Type	Condo, Low Rise (4 or fewer stories)	Condo, High Rise (5+ stories)
48	Original Appraised Property Value	810,000	770,000

There were no conclusions that resulted from these procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objective of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on methodologies and information included in the Data File or provided by the Company, without verification or evaluation of such methodologies and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Loans, (ii) the reliability or accuracy of the Source Document, the Data File, or data and documents furnished to us by the Company, or the Initial Purchaser on behalf of the Company, which were used in our procedures, or (iii) matters of legal interpretation.

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The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of Shellpoint Partners LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

November 2, 2016